SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
September 20, 2011

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01  Entry into a Material Definitive Agreement

The information provided in Item 2.03 below is incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 20, 2011, Alliance Data Systems Corporation (the “Company”), as “Borrower”, and ADS Alliance Data Systems, Inc., ADS Foreign Holdings, Inc., Alliance Data Foreign Holdings, Inc., Epsilon Marketing Services, LLC,  Epsilon Data Management, LLC, Comenity LLC and Alliance Data FHC, Inc. (collectively, the “Guarantors”) entered into a First Amendment (the “First Amendment”) to their Credit Agreement dated as of May 24, 2011 with SunTrust Bank and Bank of Montreal, as Co-Administrative Agents, Bank of Montreal as Letter of Credit Issuer, and various other agents and lenders (the “2011 Credit Agreement”).

The First Amendment, among other things, (a) increases the accordion feature to allow a maximum total facility size of $2,500,000,000, up from $2,000,000,000, (b) permits any incremental term loans to be secured in such collateral as may be agreed to by the Company and the banks advancing the incremental term loans, with the existing loans to be equally and ratably secured in the same collateral, (c) except with respect to terms relating to amortization and pricing of the incremental term loans, requires that the incremental term loans may not otherwise have terms and conditions materially different from those of the existing loans and (d) permits the Co-Administrative Agents, the Company and the banks advancing the incremental term loans to amend the 2011 Credit Agreement, without further consent of any other banks, as necessary to allow the issuance of the incremental term loans.

The preceding summary of the First Amendment is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document Description

10.1
First Amendment to Credit Agreement, dated as of September 20, 2011, by and among Alliance Data Systems Corporation, as borrower, and certain subsidiaries parties thereto, as guarantors, SunTrust Bank and Bank of Montreal, as Co-Administrative Agents, and various other agents and lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: September 23, 2011	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

10.1
First Amendment to Credit Agreement, dated as of September 20, 2011, by and among Alliance Data Systems Corporation, as borrower, and certain subsidiaries parties thereto, as guarantors, SunTrust Bank and Bank of Montreal, as Co-Administrative Agents, and various other agents and lenders.